Exhibit 4.4


                         AMENDMENT #2 TO PRIVATE EQUITY
                            LINE OF CREDIT AGREEMENT


                  This Amendment #2 to Private Equity Line of Credit Agreement ("Amendment #2"), dated as of June 1, 2002, is by and between Prima Capital Growth Fund LLC. ("Prima") and Hand Brand Distribution, Inc.

Amendment #2 hereby amends the Private Equity Line of Credit Agreement ("PELC Agreement") between the parties dated as of January 16, 2002 and the Amendment to the PELC Agreement dated March 4, 2002 (the "Amendment #1").

         The PELC Agreement and Amendment #1 are amended as follows:

         (1)      Paragraph one of Amendment #1 is deleted in its entirety.

         (2) Pursuant to the PELC Agreement, as amended, the deadline for a registration statement on Form S-1 or Form SB-2 to be effective is hereby extended until September 30, 2002.

         (3) The deadlines for (a) the payment of the Commitment Fee as such term is defined in the PELC Agreement and (b) the option to convert to common stock, are hereby extended to November 30, 2002.

All other terms and conditions of the PELC Agreement and Amendment #1 not otherwise amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above written.
                                              Prima Capital Growth Fund LLC

                                              By: /s/ Gary Morgan
                                                  -----------------------

                                              Name:   Gary Morgan
                                                  -----------------------

                                              Title:  Manager
                                                  -----------------------


                                              Hand Brand Distribution Inc.

                                              By: /s/ Nicolas Wollner
                                                  -----------------------

                                              Name:   Nicolas Wollner
                                                  -----------------------

                                              Title:  President
                                                  -----------------------